UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):   March 18, 2004
                                                     (March 15, 2004)
                                                   ...................

                  BF Acquisition Group I, Inc.
.......................................................................
     (Exact name of registrant as specified in its charter)


     Florida                 0-26843               65-0913582
.......................................................................
(State or other          (Commission File        (IRS Employer
 jurisdiction                Number)            Identification No.)
of incorporation)


   400 Hampton View Court, Alpharetta, Georgia         30004
.......................................................................
    (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code: (770) 777-6795
                                                   ...................


.......................................................................
  (Former name or former address, if changed since last report)






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Item 4. Changes in Registrant's Certifying Accountant.

On March 15, 2004, the Registrant's audit committee was notified by Ahearn, Jasco + Company, P.A., certified public accountants ("Ahearn") that Ahearn will decline to stand for reappointment as the Registrant's auditors for its year ending April 30, 2004. Ahearn also resigned as the independent accountants for the review of our quarterly information for the quarters ended during the fiscal year ending April 30, 2004. Ahearn has reported on our financial statements as the independent auditor of the Registrant from April 15, 1999 (our inception) through our year ended April 30, 2003. As of the date hereof, the Registrant's Board of Directors has not yet voted to replace its independent accountant.

The issued reports did not contain any adverse opinion, disclaimer or opinion, or modification as to uncertainty, audit scope or accounting principles; except that, such reports contained an explanatory paragraph relating to substantial doubt regarding the uncertainty of the registrant's ability to continue as a going concern. From April 15, 1999 through March 15, 2004, there were no disagreements between the registrant and Ahearn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The registrant is in the process of filing its past due reports with the Securities and Exchange Commission ("Commission") in order to be current in connection with the registrant's reporting obligations to the Commission. As of January 28, 2004, the registrant is current in its filing obligations up to its fiscal year ended April 30, 2003, but has not filed with the Commission its required reports on Forms 10-QSB for the quarterly periods ended July 31, 2003, October 31, 2003 and January 31, 2004, and did not provide Ahearn with the materials and information necessary for Ahearn to perform their required reviews. As a result, Ahearn notified the registrant on March 15, 2004 that Ahearn is of the belief that the registrant has neither the resources nor the desire to maintain a current reporting status, and therefore believes that the operation of the registrant's disclosure controls and procedures is ineffective, which is contrary to what the registrant reported in its April 30, 2003 Form 10-KSB. Neither the registrant's audit committee nor the board of directors discussed this matter with Ahearn. The registrant has authorized Ahearn to respond fully to the inquiries of the registrant's successor accountant concerning the above.

Ahearn has furnished to the registrant a letter addressed to the Securities and Exchange Commission stating whether or not Ahearn agrees with the statements made by the Company herein. A copy of such letter, dated March 17, 2004, is attached as an exhibit to this report.

Item 7.  Financial Statements and Exhibits.

 16.1    Letter from Ahearn to the Registrant dated
         March 15, 2004.

 16.2    Letter from Ahearn to the Commission dated
         March 17, 2004.




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SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BF ACQUISITION GROUP I, INC.


By:/s/ William Bosso
   ---------------------------------
      William Bosso,
      President

Dated March 18, 2004

























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